Exhibit 99.1

Mammoth Energy Announces Notice of Proposed Settlement of Derivative Action
Oklahoma City, November 3, 2021 – – Mammoth Energy Services, Inc. (NASDAQ: TUSK) (“Mammoth” or the “Company”) today issued the Notice of Proposed Settlement of Derivative Action to its stockholders (“Notice”) relating to the pending derivative action disclosed by Mammoth in its reports filed with the Securities and Exchange Commission, which Notice was given in accordance with the Court order Preliminarily Approving Derivative Settlement and Providing for Notice dated October 28, 2021 (“Preliminary Approval Order”).

Preliminary Approval of the Settlement of the Derivative Action
As previously disclosed, in September 2019, four derivative lawsuits were filed, two in the United States District Court for the Western District of Oklahoma and two in the United States District Court for the District of Delaware (the “Court”), purportedly on behalf of Mammoth against its officers and directors, one of which was subsequently dismissed. The other three were consolidated by the Court under the case caption “In re Mammoth Energy Services, Inc. Consolidated Shareholder Litigation,” and a consolidated amended complaint was filed on behalf of Nominal Defendant Mammoth (the “derivative action”) against Mammoth’s directors and executive officers (the “individual defendants”) and two largest stockholders (collectively with the individual defendants and Nominal Defendant Mammoth, the “defendants”).
On October 5, 2021, the plaintiffs and Nominal Defendant Mammoth entered into the Stipulation and Agreement of Settlement (the “Stipulation”) in the derivative action, which was preliminarily approved by the Court on October 28, 2021 in the Preliminary Approval Order, and is subject to final approval by the Court. The terms of the Stipulation require that, in exchange for the full release, discharge and dismissal with prejudice of the claims asserted against the defendants in the derivative action, (1) the individual defendants will cause the insurers under Mammoth’s Directors’ and Officers’ (“D&O”) insurance policy (the “D&O insurers”) to pay $1.5 million to Mammoth, which Mammoth will use for general corporate purposes; and (2) Mammoth will adopt certain corporate governance reforms, which will further enhance Mammoth’s current corporate governance policies. Additionally, the Stipulation provides that the individual defendants will cause the D&O insurers to pay, subject to Court approval, a separate payment of $0.5 million to plaintiffs’ counsel for their attorneys’ fees and expenses.
The Court has set a hearing date for January 7, 2022 to consider the final approval of the settlement. The final settlement amount is expected to be covered in full under Mammoth’s D&O insurance policy. However, until the Court issues a final order approving the settlement, Mammoth cannot assure you that the derivative action will be settled on the terms set forth herein or at all.
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The foregoing description of the preliminarily approved settlement is a summary only and is qualified in its entirety by reference to the Notice and the Stipulation. Full copies of the Notice and the Stipulation (with all exhibits thereto) are posted on the Investors page of Mammoth’s website, ir.mammothenergy.com.
A FULL TEXT OF THE NOTICE IS INCLUDED WITH THIS PRESS RELEASE AS EXHIBIT I. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS IT RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS AS STOCKHOLDERS OF MAMMOTH.
Mammoth Energy Services, Inc.

Mammoth is an integrated, growth-oriented energy services company focused on the construction and repair of the electric grid for private utilities, public investor-owned utilities and co-operative utilities through its infrastructure services businesses. The Company also provides products and services to enable the exploration and development of North American onshore unconventional oil and natural gas reserves. Mammoth’s suite of services and products include: infrastructure services, well completion services, natural sand and proppant services, drilling services and other energy services. For more information, please visit www.mammothenergy.com.

Contact:
Mark Layton, Chief Financial Officer
mlayton@mammothenergy.com
(405) 608-6007

Media Contact:
Peter Mirijanian
peter@pmpadc.com
(202) 464-8803

Investors:
Rick Black
rblack@dennardlascar.com
(832) 435-0026
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EXHIBIT I
NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION

In Re Mammoth Energy Services, Inc. Consolidated Stockholder Litigation, No. 19 Civ. 1682 (RGA), in the United States District Court for the District of Delaware

TO:     ALL OWNERS OF MAMMOTH ENERGY SERVICES, INC. (“MAMMOTH” OR THE “COMPANY”) COMMON STOCK (TICKER SYMBOL: TUSK) AS OF OCTOBER 5, 2021, WHO CONTINUE TO OWN SUCH SHARES THROUGH NOVEMBER 3, 2021 (“CURRENT MAMMOTH SHAREHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE ACTION, MAMMOTH AND MAMMOTH’S SHAREHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING RELEASED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

Note: The date and time of the Settlement Hearing may change and/or it may be held by teleconference or videoconference, without further written notice. You should monitor the Court’s docket before making plans to participate in the Settlement Hearing. You may also confirm the date, time, and method of the Settlement Hearing by viewing the Investors page of the Company’s website, ir.mammothenergy.com.

PLEASE TAKE NOTICE that this action is being settled on the terms set forth in a Stipulation and Agreement of Settlement, dated October 5, 2021 (the “Stipulation”). The purpose of this Notice is to inform you of:
•    the existence of the above-captioned consolidated derivative action (“Derivative Action”),
•    the proposed settlement between Plaintiffs1 and Defendants reached in the                 Derivative Action (the “Settlement”),
•    the hearing to be held by the Court to consider the fairness, reasonableness, and             adequacy of the Settlement,
•    Plaintiffs’ Counsel’s application for fees and expenses, and
•    Plaintiffs’ Service Awards.

1 All capitalized terms used in this notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs’ claims or Defendants’ defenses. This Notice is solely to advise you of the proposed Settlement of the Derivative Action and of your rights in connection with the proposed Settlement.

Summary

On October 5, 2021, Plaintiffs Aaron Randall, Mohammad Shaer, and Christopher Jones (collectively, “Plaintiffs”); Nominal Defendant Mammoth; Defendants Arty Straehla, Mark Layton, Arthur Amron, Paul V. Heerwagen IV, Marc McCarthy, Jim Palm, Matthew Ross, and Arthur Smith (collectively, the “Individual Defendants”); and Defendants Gulfport Energy Company (“Gulfport”) and Wexford Capital LP (“Wexford”) (collectively with the Individual Defendants, the “Defendants”) entered into the Stipulation in the Derivative Action, filed derivatively on behalf of Mammoth, in the United States District Court for the District of Delaware (the “Court”) against the Individual Defendants, Gulfport and Wexford. The Settlement, as documented in the Stipulation, subject to the approval of the Court, is intended by the Parties to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims and to result in the complete dismissal of the Derivative Action with prejudice, upon the terms and subject to the conditions set forth in the Stipulation.

The terms of the proposed Settlement include: (1) The Individual Defendants shall cause their insurers to pay one million five hundred thousand dollars ($1,500,000) to Mammoth, which Mammoth shall use for general corporate purposes; and (2) Mammoth’s agreement to adopt and/or continue to implement the corporate governance enhancements that are set forth in detail in Exhibit A to the Stipulation. Additionally, the Individual Defendants shall cause their insurers to pay, subject to Court approval, a separate payment of five hundred thousand dollars ($500,000) to Plaintiffs’ Counsel for their attorneys’ fees and expenses (the “Fee and Expense Amount”) based on the substantial benefit that will be conferred upon the Company and its shareholders by the settlement consideration. Plaintiffs’ Counsel shall be entitled to the Fee and Expense Amount to the extent it is approved by the Court (the “Fee and Expense Award”). Plaintiffs, for their efforts in the Derivative Action, shall request Service Awards of two thousand dollars ($2,000) each to be paid out of the Fee and Expense Award.

This Notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation posted on the Investors page of the Company’s website, ir.mammothenergy.com, contact Plaintiffs’ Counsel at the addresses listed below, or inspect the full Stipulation filed with the Clerk of the Court.

What is the Lawsuit About?
    Mammoth is an energy services and infrastructure company serving the electric utility and the oil and gas industries in North America and US territories. In October 2017, Mammoth’s indirect subsidiary, Cobra Acquisitions, LLC, (“Cobra”) executed the first of two master services agreements with the Puerto Rico Electric Power Authority (“PREPA”) to provide services in connection with restoring power to Puerto Rico’s three million people in the wake of September

2017’s Hurricane Maria. The first contract, dated October 19, 2017, was amended several times and ultimately valued at up to $945 million. (See Consolidated Amended Complaint, D.I. 17 (“CAC”) ¶¶ 5-7). The second contract, dated May 29, 2018, was valued at up to $900 million. (See CAC ¶ 8). The CAC alleges that then-President of Cobra, Donald Keith Ellison, provided former Federal Emergency Management Agency (“FEMA”) Deputy Regional Administrator, Ahsha Nateef Tribble, with items including airfare, transportation, hotel rooms, meals, entertainment expenses, and employment for another FEMA employee, Jovanda Patterson, in exchange for Dr. Tribble’s steering of recovery work under the PREPA Contracts to Cobra. (CAC ¶¶ 99-104).
    The allegations were first reported in late May and early June 2019 in articles published by The Wall Street Journal, which reported that the U.S. Department of Homeland Security (“DHS”) Inspector General was investigating Dr. Tribble’s interactions with Cobra, and subsequently that the FBI opened a criminal inquiry. (CAC ¶¶ 93, 95). Following these reports, plaintiffs filed three securities class action complaints in the United States District Court for the Western District of Oklahoma alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934. These actions were later consolidated as In re Mammoth Energy Servs., Inc. Sec. Litig., No. 19 Civ. 00522 (W.D. Okla. 2019) (the “Securities Class Action”). Then, on September 3, 2019, the U.S. Attorney’s Office for the District of Puerto Rico filed an indictment, unsealed on September 10, 2019, against Mr. Ellison, Dr. Tribble, and Ms. Patterson related to the PREPA Contracts. (CAC ¶¶ 20-22). Two days after the U.S. Attorney’s Office announced the indictment, Plaintiffs brought the first of three derivative actions based on the conduct described in the Securities Class Action and the indictments in this Court. These three actions were eventually consolidated as In re Mammoth Energy Services, Inc. Consolidated Stockholder Litigation, No. 19 Civ. 1682 (D. Del. 2019), which consolidated action is referred to herein as the Derivative Action.
    The Defendants here are certain of Mammoth’s current and former directors and officers and two of their largest shareholders. Plaintiffs allege that Defendants breached their fiduciary duties to Mammoth by: (i) failing to implement a reasonable, relevant, meaningful, and well-constituted system of internal controls, (CAC ¶ 226), which allowed or caused the Company to: (a) engage in the alleged misconduct relating to the PREPA Contracts, (b) make false and misleading statements, and (c) fail to rectify the alleged misconduct or correct the alleged false and misleading statements and omissions, (CAC ¶¶ 256-81); (ii) being unjustly enriched at Mammoth’s expense and wasting corporate assets (CAC ¶¶ 282-290); and/or (iii) engaging in trading in Mammoth securities while in possession of material, non-public information regarding the Company’s involvement in the alleged misconduct. (CAC ¶¶ 273, 275, 297). Plaintiffs also allege that Defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 by causing the Company to file Proxy Statements on April 25, 2018 and April 26, 2019 that were false and misleading and were control persons of primary Exchange Act violators, respectively. (CAC ¶¶ 256-68).
    The Defendants and Mammoth deny, and continue to deny, each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Derivative Action. The Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of Mammoth and Mammoth’s stockholders. In particular, Defendants have argued that Mammoth maintained robust internal controls during the relevant period and that they did not know, and could not reasonably have known, of the allegations regarding Mr. Ellison. In addition, Defendants and Mammoth argue that multiple government reports released since the filing of the Derivative Action confirm that there were no irregularities in either the terms of the PREPA Contracts or the process by which they were awarded, each of which Defendants believe are fatal to the claims asserted in this case. In sum, the Defendants assert and continue to believe that they have meritorious defenses to the claims in the Derivative Action.

Why is there a Settlement?
The Court has not decided in favor of Defendants or Plaintiffs. Instead, both sides agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement, including the cash that will be paid by the Individual Defendants’ insurers and the corporate governance enhancements that the Company will adopt and/or continue to implement as part of the Settlement, provides a substantial benefit to, and is in the best interests of, Mammoth and its stockholders.
Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation.

The Settlement Hearing and Your Right to Object to the Settlement
On October 28, 2021, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for the notice of the Settlement to be made to Current Mammoth Shareholders. The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on January 7, 2022 at 11:00 a.m. before the Honorable Richard G. Andrews, U.S. District Court, District of Delaware, J. Caleb Boggs Federal Building, 844 N. King Street, Room 6325, Wilmington, DE 19801-3555, to among other things: (i) determine whether the proposed Settlement is fair, reasonable and adequate and in the best interests of the Company and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with this Notice; (iii) determine whether a judgment should be entered dismissing all claims in the Derivative Action with prejudice, and releasing the Released Claims against the Released Persons; (iv) consider the agreed-to Fee and Expense Amount to Plaintiffs’ Counsel of attorneys’ fees and the reimbursement of expenses; (v) consider the Service Awards to Plaintiffs, which shall be funded from the Fee and Expense Award; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.
The Court may, in its discretion, change the date and/or time of the Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Settlement Hearing telephonically or via videoconference without further notice to you. If you intend to attend the Settlement Hearing, please consult the Court’s calendar or Investors page of the Company’s website, ir.mammothenergy.com, for any change in date, time or format of the Settlement Hearing.
Any Current Mammoth Shareholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed award of attorneys’ fees and expenses, may file with the Court a written objection. An objector must at least fourteen (14) calendar days prior to the Settlement Hearing: (1) filed with the Clerk of the Court a written objection to the Settlement setting forth (a) the nature of the objection, (b) proof of ownership of Mammoth common stock as of the date of the Stipulation and through the date of the objection, including the number of shares of Mammoth common stock held and the date of purchase, and (c) any and all documentation or evidence in support of such objection; and (2) if a Current Mammoth Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court (a) a written notice of such shareholder’s intention to appear at the Settlement Hearing; (b) the identities of any witnesses the stockholder intends to call at the Settlement Hearing and a statement as to the subjects of their testimony; and (c) any and all evidence that would be presented at the Settlement Hearing. Any objector who does not timely file and serve a notice of intention to appear in accordance with this paragraph shall be foreclosed from raising any objection to the Settlement and shall not be permitted to appear at the Settlement Hearing, except for good cause shown.

IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN DECEMBER 24, 2021. The Clerk’s address is:
Office of the Clerk
United States District Court
844 North King St Unit 18
Wilmington, DE 19801-3570
YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN DECEMBER 24, 2021. Counsel’s addresses are:
Counsel for Plaintiffs:

Phillip Kim THE ROSEN LAW FIRM, P.A. 275 Madison Avenue, 40th Floor New York, NY 10016	Timothy Brown THE BROWN LAW FIRM, P.C. 767 Third Avenue, Suite 2501 New York, New York 10017
Gregory M. Nespole
LEVI & KORSINSKY, LLP
55 Broadway, 10th Floor
New York, NY 10006

Counsel for Defendants:

Michael B. Carlinsky
Jacob J. Waldman
QUINN EMANUEL URQUHART & SULLIVAN, LLP
51 Madison Avenue, 22nd Floor
New York, NY 10010
(Counsel for the Company, Arty Straehla, and Mark Layton)

James E. Brandt
Jason C. Hegt
LATHAM & WATKINS LLP
1271 Avenue of the Americas
New York, NY 10020
(Counsel for the other Defendants)

    An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection, the attorney must serve a notice of appearance on the counsel listed above and file such notice with the Court no later than fourteen (14) calendar days before the Settlement Hearing. Any Mammoth Shareholder who does not timely file and serve a written objection complying with the above terms shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.
Any objector who files and serves a timely, written objection in accordance with the instructions above, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense. Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.

If you are a Current Mammoth Shareholder and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to such settlement in this Derivative Action and from pursuing any of the Released Claims.

    If you held Mammoth common stock as of October 5, 2021 and continue to hold such stock through the date of the Settlement Hearing, you may have certain rights in connection with the proposed Settlement. You may obtain further information by contacting counsel for Plaintiffs at: Gregory M. Nespole, Levi & Korsinsky, LLP, 55 Broadway, 10th Floor, New York, NY 10006, Telephone: (212) 363-7500, E-mail: gnespole@zlk.com; Phillip Kim, The Rosen Law Firm, P.A., 275 Madison Avenue, 40th Floor, New York, NY 10016, Telephone: (212) 686-1060, E-mail: pkim@rosenlegal.com; or Timothy Brown, The Brown Law Firm, P.C., 767 Third Avenue, Suite 2501, New York, New York 10017, Telephone: (516) 922-5427, E-mail: tbrown@thebrownlawfirm.net.
Please Do Not Call the Court, Mammoth, or Defendants with Questions About the Settlement.